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                                                                    Exhibit 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Jobs, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pixar on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pixar.


                                   By:    /s/ Steve Jobs
                                      ------------------------------------------
                                   Name:  Steve Jobs
                                   Title: Chairman and Chief Executive Officer

I, Ann Mather, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pixar on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pixar.

                                   By:    /s/ Ann Mather
                                      ------------------------------------------
                                   Name:  Ann Mather
                                   Title: Executive Vice President and Chief
                                          Financial Officer